EXHIBIT 10.5

                       PLAY-BY-PLAY TOYS & NOVELTIES, INC.

                       NONQUALIFIED STOCK OPTION AGREEMENT


Date of Grant:  November 4, 1996.


         This Nonqualified Stock Option Agreement (this "Agreement"), dated as of the date of grant first stated above (the "Date of Grant"), is delivered

         BY PLAY-BY-PLAY TOYS & NOVELTIES, INC., a Texas corporation, hereinafter referred to as

                                                  "COMPANY"

         TO                              RAYMOND G. BRAUN,
                                         an individual,
                                         hereinafter referred to as

                                                  "GRANTEE"


         WHEREAS, Company and Grantee have entered into a certain Employment Agreement of even date herewith (the "Employment Agreement"), a copy of which is attached hereto as Exhibit "A;" and

         WHEREAS, Company and Grantee agree to enter into this Agreement in order to provide to Grantee certain employment compensation.

         NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the Company and Grantee hereby agree as follows:

         1. GRANT OF OPTION. Subject to the terms and conditions hereinafter set forth, Company hereby grants to Grantee, as of the Date of Grant, an option to purchase up to Two Hundred Thousand (200,000) shares of common stock of the Company (the "Stock") at a purchase price per share of Eight Dollars ($8.00). Such option is hereinafter referred to as the "Option" and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares."

         2. VESTING OF EXERCISE RIGHTS. Subject to the other terms of this Agreement, the Option shall become exercisable in installments, Grantee having the right hereunder to purchase from Company the following number of Option Shares upon exercise of the Option, on and after the following dates, in cumulative fashion:

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         (a)      Immediately upon the commencement of employment by the Grantee which must occur prior to January 3, 1997, up to one-half (ignoring fractional shares) of the total number of Option Shares; and

         (b) On and after the first day of each calendar month during the term of this Agreement, commencing February 1, 1997, through and including January 1, 1999, up to an additional one forty-eighth (1/48) (ignoring fractional shares) of the total number of Option Shares.

         3.       TERMINATION OF OPTION.

         (a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of ten
                  (10) years from the Date of Grant (the "Option Term").

         (b) Upon the occurrence of Grantee ceasing to be employed by Company for Cause, as defined in the Employment Agreement, or upon Grantee terminating employment with Company for any reason, including death, the Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of six (6) months from the effective date of such termination of employment. In the event of the death of Grantee, the Option may be exercised by Grantee's legal representative.

         (c) On the occurrence of Company terminating employment of Grantee for any reason other than for Cause, the Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void upon the expiration of the Option Term.

         4.       EXERCISE OF OPTIONS.

         (a) Grantee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Secretary of the Company at the Company's principal executive office written notice delivered in person or by mail of Grantee's intent to exercise. The notice of the exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five (5) days after the giving of the notice unless an earlier time shall have been mutually agreed upon.

         (b) Full payment (in U.S. dollars) by Grantee of the option price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Company, in whole or in part, through the surrender of previously acquired shares of Stock at their Fair Market Value (as defined in Paragraph 12) on the exercise date. On the exercise date specified in Grantee's notice or as soon thereafter as is practicable, a certificate or certificates for the Option Shares then being purchased shall be issued to Grantee

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                  upon full payment of the exercise price for such Option
                  Shares. The obligation of Company to deliver Stock shall, however, be subject to the condition that if at any time the Company shall determine that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is required as a condition of, or in connection with, the Option or the issuance or purchase of Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any such required conditions.

         5. ADJUSTMENT OF OPTION SHARES AND OPTION PRICE. In the event of any stock dividend, stock split or subdivision of the shares of common stock of Company into a greater number of shares, the purchase price hereunder shall be proportionately reduced and the number of shares subject to the Option shall be proportionately increased; conversely, in the event of any combination of the outstanding shares of common stock of Company, the purchase price hereunder shall be proportionately increased and the number of shares of Stock subject to the Option shall be proportionately reduced.

         6. INVESTMENT REPRESENTATION. Upon demand by the Company, Grantee shall deliver to Company, at the time of any exercise of the Option or portion thereof, a written representation that the Stock to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand by the Company, delivery of such representation prior to the delivery of any certificate representing the Stock issuable upon exercise of the Option and prior to the expiration of the Option Term shall be a condition precedent to the right of Grantee to purchase any shares of Stock.

         7. RIGHTS AS A SHAREHOLDER. Neither Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a shareholder of Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

         8. NON-TRANSFERABILITY OF OPTION. During Grantee's lifetime, the Option hereunder shall be exercisable only by Grantee or any guardian or legal representative of Grantee, and the Option shall not be transferrable otherwise by will or the laws of descent and distribution (but shall be exercisable by Grantee's executor or administrator pursuant to Paragraph 3(b) hereof) or pursuant to a qualified domestic relations order, nor shall the Option be subject to attachment, execution or other similar process. In the event of (a) any attempt by Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interests hereby conferred, then Company may terminate the Option by notice to Grantee and the Option shall thereupon become null and void.

         9. NO RIGHT TO CONTINUED EMPLOYMENT. Neither the granting of the Option nor its exercise shall be construed as conferring upon Grantee any right with respect to continuance of employment by the Company. Except as may otherwise be limited by a written agreement between Company and Grantee, the right of Company to terminate at will Grantee's employment with

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Company at any time (whether by dismissal, discharge, retirement or otherwise)
is specifically reserved by Company and acknowledged hereto by Grantee.

         10. DISPOSITION OF SHARES. Company shall not be required to sell or issue any shares on the exercise of the Option if the issuance of such shares shall constitute a violation by Grantee or by Company of any provision of any law or regulation of any governmental authority. The Option shall be subject to the requirements that, if at any time the board of directors of the Company shall determine that the listing, registration or qualification of the shares subject thereto upon any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision thereof, or the consent or approval of any governmental regulatory body, or investment or other representations, are required in connection with the issuance or purchase of shares subject thereto, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, approval or representation shall have been effected or obtained free of any conditions so required. If required at any time by the Board of Directors of the Company for all executive officers or by law, the Option may not be exercised until Grantee has delivered an investment letter to Company. In addition, specifically in connection with the Securities Act of 1933 (as now in effect or hereafter amended), upon exercise of the Option, the Grantee will not transfer such Shares, except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Board of Directors has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Board of Directors shall be final, binding and conclusive. In the event the shares issuable on exercise of the Option are not registered under the Securities Act of 1933, Company may imprint on the certificate for such shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

         The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon registration or upon receipt by the Corporation of an opinion of counsel satisfactory to Corporation, in form and substance satisfactory to Corporation, that registration is not required for such sale or transfer.

Company shall be obligated to register any securities vested but not exercised covered hereby pursuant to the Securities Act of 1933 prior to the termination of the Option such that if Company has not registered the vested securities then the Option, as to those vested securities, shall not terminate until sixty (60) days after the effective date of such regisrtration.

         11. AMENDMENT OF OPTION. The Option shall be amended by the Board of Directors of the Company or by a committee appointed by the Board of Directors (the "Committee") at any time that an amendment is necessary or advisable in the light of any addition to or change in the Internal Revenue Code of 1986, as amended, or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (b) other than in the circumstances described in clause (a), with the consent of Grantee.
         12. FAIR MARKET VALUE. For purposes of this Agreement, the term "Fair Market Value" of a share of Stock shall mean the Fair Market Value of the Stock as determined in good faith by the

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Company; provided, however, that (a) if the shares of Stock are admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the shares of Stock on such exchange on such date or, if no sale was reported on such date, on the last date preceding such date on which a sale was reported, (b) if the shares of Stock are admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") and have been designated as a National Market System ("NMS") security, Fair Market Value on any date shall be the last sale price reported for the shares of Stock on such system on such date or on the last day preceding such date on which a sale was reported, or (c) if the shares of Stock are admitted to quotation on NASDAQ and have not been designated a NMS security or are listed on another comparable quotation system, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the shares of Stock on such system on such date.

         13. SUCCESSORS AND ASSIGNS. This Agreement shall bind the parties and their heirs, legal representatives, successors and permitted assigns, and shall inure to the benefit of the parties hereto.

         14. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties and supersedes all prior agreements, arrangements and understandings relating to the subject matter hereof.

         15. COUNTERPARTS AND FACSIMILE SIGNATURES. This Agreement may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures of the parties hereto shall be binding.

         16. HEADINGS. The headings contained in this Agreement are for convenience and reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         IN WITNESS WHEREOF, Company and Grantee have executed this Agreement in a manner appropriate to each as of the day and year first above written.

                                         PLAY-BY-PLAY TOYS & NOVELTIES, INC.

                                         By

                                         Title

                                                     "COMPANY"



                                         RAYMOND G. BRAUN

                                                     "GRANTEE"

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                               FIRST AMENDMENT TO
                       PLAY-BY-PLAY TOYS & NOVELTIES, INC.
                       NONQUALIFIED STOCK OPTION AGREEMENT



      THIS FIRST AMENDMENT TO PLAY-BY-PLAY TOYS & NOVELTIES, INC.
NONQUALIFIED STOCK OPTION AGREEMENT (this "Amendment"), is made as of this 29th day of August, 1997,

      BY AND BETWEEN                PLAY-BY-PLAY TOYS & NOVELTIES, INC.,
                                    a Texas corporation,
                                    hereinafter referred to as

                                        "COMPANY"

      AND                           RAYMOND G. BRAUN,
                                    hereinafter referred to as

                                        "GRANTEE"

      WHEREAS, Company granted a nonqualified stock option to Grantee pursuant to that certain Play-By-Play Toys & Novelties, Inc. Nonqualified Stock Option Agreement dated November 4, 1996 (the "Agreement") whereby Company granted Grantee the option to purchase up to two hundred thousand (200,000) shares of common stock of Company at a purchase price per share of $8.00; and

      WHEREAS, Company and Grantee, in order to carry out the parties' original intentions, desire to amend the Agreement as set forth herein.

      NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, Company and Grantee hereby agree as follows:

      1. The "Date of Grant" is hereby amended to January 2, 1997.

      2. Paragraph 2 of the Agreement is hereby amended by deleting the same in its entirety and inserting in lieu thereof the following:

         2. VESTING OF EXERCISE RIGHTS. Subject to the terms of this Agreement, the Option shall become exercisable in installments, Grantee having the right hereunder to purchase from Company the following number of Option Shares upon exercise of the Option, on and after the following dates, in cumulative fashion:

        (a) On and after the first day of each calendar month during the term of this Agreement, commencing February 1, 1997, through and including January 1, 2002, up to one sixtieth (1/60) (ignoring fractional shares) of the total number of Option Shares; and

        (b) Company may, from time to time, in its sole and absolute discretion,

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
            accelerate all or any portion of the vesting rights of Grantee in and to the Option Shares. Within ten (10) business days of the acceleration by Company of the vesting rights in and to the Option Shares, written notice shall be provided to Grantee by Company.

      3. Paragraph 3 of the Agreement is hereby amended by deleting the same in its entirety and inserting in lieu thereof the following:

         3. TERMINATION OF OPTION.

        (a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of twelve (12) years from the Date of Grant (the "Option Term"); provided, however, in the event that the employment relationship between Company and Grantee is terminated for any reason before February 1, 1999, then such Option Term shall be ten (10) years from the Date of Grant.

        (b) Upon the occurrence of Grantee ceasing to be employed by Company for Cause, as defined in the Employment Agreement, or upon Grantee terminating employment with Company for any reason, including death, Grantee shall be entitled to exercise One Hundred Thousand (100,000) of the total number of Option Shares plus an additional number of Option Shares equal to one forty-eighth (1/48) of the total number of Option Shares for each calendar month lapsed during the term of this Agreement, commencing February 1, 1997, through and including the month of the termination of employment less the number of Option Shares previously exercised by Grantee; provided, however, the number of Option Shares which Grantee is entitled to exercise pursuant to this subparagraph shall be vested and exercisable in installments in accordance with the sixty (60) month schedule of Subparagraph 2(a) hereof, and, also, as to each group of monthly vesting Option Shares, such vested shares shall become null and void to the extent such rights shall not have been exercised within the Option Term.

        (c) On the occurrence of Company terminating employment of Grantee for any reason other than for Cause, Grantee shall be immediately vested in the total number of unexercised Option Shares; provided, however, the number of Option Shares which are vested pursuant to this subparagraph shall be exercisable in installments in accordance with the sixty (60) month schedule of Subparagraph 2(a) hereof, and to the extent such rights shall not have been exercised within the Option Term, such vested Option Shares shall become null and void.

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
        (d) In the event of the death of Grantee, the Option may be exercised by Grantee's legal representative, but only to the extent that the Option would otherwise have been exercisable by Grantee.

        (e) A transfer of Grantee's employment between Company and any subsidiary of Company, or between any subsidiaries of Company, shall not be deemed to be a termination of Grantee's employment for purposes of this Option.

      4. Paragraph 4 of the Agreement is hereby amended by including the following paragraph:

        (c) Grantee shall be immediately vested in the total number of unexercised Option Shares and shall have the right to immediately exercise the Option in the event either (1) Arturo G. Torres is no longer serving Company in capacity as either Chairman of the Board or Chief Executive Officer, or (2) Company is a party to a merger, consolidation or other business combination whereby Company is not the surviving entity.

      5. Paragraph 8 of the Agreement is hereby amended by deleting the words "Paragraph 3(b)" on line four of Paragraph 8 and inserting in lieu thereof "Paragraph 3(d)."

      6. All defined terms not defined herein shall have the same meaning as set forth in the Agreement.

      IN WITNESS WHEREOF, Company and Grantee have executed this Amendment in a manner appropriate to each as of the day and year first above written.

                                    PLAY-BY-PLAY TOYS & NOVELTIES, INC.


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                        "COMPANY"



                                    ____________________________________________
                                    RAYMOND G. BRAUN

                                        "GRANTEE"

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